UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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ALKERMES PLC
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On June 13, 2023, Alkermes plc (the “Company”) issued the following press release in connection with the Company’s 2023 annual general meeting of shareholders, which contains a copy of a letter to shareholders issued by the Company’s board of directors. A copy of the press release can be found below:

Alkermes Issues Letter to Shareholders Highlighting Skills and Experience of Refreshed Board of Directors

Sarissa’s Proposed Candidates Would Not Bring New Skills to the Board

Recommends Shareholders Vote “FOR” Alkermes’ Director Nominees on Company’s WHITE Proxy Card

DUBLIN, June 13, 2023 – Alkermes plc (Nasdaq: ALKS) (the Company) today issued a letter to its shareholders in connection with the Company’s upcoming 2023 Annual General Meeting of Shareholders (the Annual Meeting), which is scheduled to be held on June 29, 2023.

The letter details the qualifications and experience of the Company’s refreshed, highly engaged, diverse and independent board of directors (the Board), including the seven directors nominated by the Board for re-election at the Annual Meeting. The letter highlights the following:

•
The Board, as currently composed, is uniquely qualified to support the advancement of the Company’s strategy and long-term value creation and, since the announcement of Alkermes’ Value Enhancement Plan in December 2020, has taken action to realign the Company’s priorities, refine its strategic and operational focus, and effect governance changes to generate value for shareholders.
•
These actions have translated to a share price increase of 49% and outperformance as compared to its peers[1] by 61%, the XBI biotech index by 83% and the NBI biotech index by 56%.[2]
•
The seven directors nominated by the Board for re-election at the Annual Meeting bring extensive experience and deep expertise in a variety of areas that are critical to the Company’s continued execution of its business strategy, including financial, capital allocation, management and governance, corporate strategy, transactional, life sciences, scientific, medical, and drug development.
•
The Alkermes directors that Sarissa Capital Management LP (together with its affiliates, Sarissa) is seeking to replace (Richard Pops, Shane Cooke, and Dr. Richard Gaynor) possess a mix of broad-based medical, R&D, operational and strategic skills and experiences.

Additionally, the letter makes clear that the Board does not believe any of the three director candidates proposed by Sarissa would bring additive skills to the Board. The Board came to this conclusion following an extensive engagement with Sarissa that included numerous meetings between Sarissa and independent directors of the Board and the Board’s Nominating and Corporate Governance Committee interviewing each of the Sarissa nominees.

The Board recommends that shareholders vote “FOR” all seven of the Board’s director nominees – Emily Peterson Alva, Shane M. Cooke, Richard B. Gaynor, M.D., Cato T. Laurencin, M.D., Ph.D., Brian P. McKeon, Richard F. Pops and Christopher I. Wright, M.D., Ph.D. – using the Company’s WHITE proxy card. The Company’s definitive proxy statement and other important information and resources related to the Annual Meeting can be found at www.AlkermesValue.com or investor.alkermes.com/investor-relations.

The full text of the letter being sent to shareholders follows:

Dear Alkermes Shareholder,

The Board of Directors (the “Board”) of Alkermes plc (the “Company” or “Alkermes”) has taken significant actions to realign the Company’s priorities, refine its strategic and operational focus, and effect governance changes to generate value for shareholders. These actions are working. Since the announcement of the Company’s Value Enhancement Plan in December 2020, Alkermes’ share price has increased by 49%, and the Company has outperformed its peers[3] by 61%, the XBI biotech index by 83% and the NBI biotech index by 56%.[4]

Alkermes has exciting momentum across its business and is well-positioned to continue executing on its strategic priorities for the benefit of shareholders and patients. Your vote can help Alkermes maintain this positive momentum. Please use the enclosed WHITE proxy card to promptly vote “FOR” the re-election to the Board of all seven of the Company’s director nominees at this year’s Annual General Meeting of Shareholders (the “Annual Meeting”) scheduled for June 29, 2023.

ALKERMES’ REFRESHED BOARD AND ITS HIGHLY ENGAGED, DIVERSE, AND INDEPENDENT BOARD MEMBERS UNDERSCORE THE COMPANY’S COMMITMENT TO STRONG CORPORATE GOVERNANCE PRACTICES

Since 2019, Alkermes has refreshed 70% of the Board’s independent directors through the appointment of seven new independent directors to the Board and the resignation of five longer-serving directors. None of the new directors had any previous connections to the Company or its leadership team. These new directors include a director designated by Sarissa Capital Management LP ("Sarissa") in November 2021 (physician, scientist and medical administrator Cato T. Laurencin, M.D., Ph.D.), a director designated by Elliott Management (“Elliott”) in May 2021 (financial, strategic and business advisor Emily Peterson Alva), and two directors appointed with the support of Elliott in December 2020 (institutional investor David A. Daglio and public company finance executive Brian P. McKeon). In 2022, in connection with its Board refreshment activities, the Board appointed Nancy J. Wysenski as its new Lead Independent Director.

Upon the recommendation of its Nominating and Corporate Governance Committee, the Board has nominated seven highly qualified director nominees for re-election at the Annual Meeting. These nominees bring extensive experience and deep expertise in a variety of areas that are critical to the Company’s continued execution of its business strategy, including financial, capital allocation, management and governance, corporate strategy, transactional, life sciences, scientific, medical, and drug development. In addition, three of the Board’s nominees were appointed as designees of, or with the support of, Elliott or Sarissa.

Name	Qualifications and Skills
EMILY PETERSON ALVA Director since: May 2021 Committee Membership: Financial Operating; Nominating and Corporate Governance Expert in Healthcare M&A and Strategy
•
The Board benefits from Ms. Alva’s financial, business development, transactional and strategic acumen, experience serving on public and private company boards and experience and insight in a variety of corporate governance matters.
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Ms. Alva brings more than two decades of experience leading strategic evaluations, business repositionings and complex transactions for boards and leadership teams of large global companies and growth companies across many sectors, including specific expertise in healthcare and pharmaceuticals.
•
Appointed to the Board pursuant to an agreement between the Company and Elliott.
•
Summary of Key Roles: Investment banker and M&A partner at Lazard (past).
•
Board and Advisory Experience: Amneal Pharmaceuticals, Inc. (current), strategic advisor to CEO and board of directors of Constellis (current), and Mission Society of New York City (current).

SHANE M. COOKE Director since: March 2018 Committee Membership: None Global Biopharma Executive Leader & Irish Resident
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The Board benefits from Mr. Cooke’s global business experience in the pharmaceutical industry, including his deep neuroscience experience, and significant experience in business development and transactional activities, and strategic executive leadership of operations, finance, and commercial functions.
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Mr. Cooke also brings significant leadership experience managing Irish corporate entities. The Board benefits from his extensive network within the Irish business and finance community and his familiarity with Irish policy and regulation.
•
Summary of Key Roles: President of Alkermes (past), Head of Elan Drug Technologies (past), Executive Vice President and Chief Financial Officer of Elan Corporation (past), Chief Executive of Pembroke Capital Limited (past), and several senior positions in finance in the banking and aviation industries.
•
Board Experience: Prothena Corporation plc (current) and Endo International plc (current).

RICHARD B. GAYNOR, M.D. Director since: September 2019 Committee Membership: Compensation Broad RESEARCH AND DRUG DEVELOPMENT expertise
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The Board benefits from Dr. Gaynor’s broad-based technical expertise and global business experience in neuroscience and oncology research and development (R&D), drug development, capital allocation, clinical development and business development as well as insights from years as an academic and practicing physician.
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Dr. Gaynor brings deep experience in multiple therapeutic areas, having practiced in academic medicine, conducted extensive scientific research, and held senior leadership research and drug development roles at leading pharmaceutical companies.
•
Summary of Key Roles: Licensed physician with board certifications in oncology and hematology (current), President & Chief of Research and Development at BioNTech US Inc. (f/k/a Neon Therapeutics, Inc.) (current), senior roles in clinical development and medical affairs at Eli Lilly and Company, including as a member of R&D portfolio review committees and Senior Vice President of Clinical Development and Medical Affairs of Lilly Oncology (past), faculty member at UCLA School of Medicine (past), Chief of Hematology-Oncology and Director of the Simmons Cancer Center at University of Texas Southwestern Medical School (past), editorial board member of several scientific journals (current).
•
Board and Advisory Experience: Infinity Pharmaceuticals, Inc. (current), Zai Lab Limited (current), Damon Runyon Cancer Research Foundation (current) and Leap Therapeutics, Inc. (current).

Cato T. Laurencin, M.D., Ph.D. Director since: November 2021 Committee Membership: Nominating and Corporate Governance PHYSICIAN, SCIENTIST AND Medical ADMINISTRATOR
•
The Board benefits from Dr. Laurencin’s vast medical and scientific knowledge, leadership and administrative experience, involvement in mentoring and other activities that promote diversity and excellence in science, and dedication to social justice research and addressing health disparities.
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Dr. Laurencin adds extensive experience across a wide range of medical and scientific disciplines, strong administrative skills, and a focus on public health that is consistent with the Company’s values and business strategy.
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Appointed to the Board pursuant to an agreement between the Company and Sarissa.
•
Summary of Key Roles: University Professor and Albert and Wilda Van Dusen Distinguished Endowed Professor of Orthopaedic Surgery at the University of Connecticut (UConn) (current), Professor of Chemical and Biomolecular Engineering, Materials Science and Engineering, and Biomedical Engineering at UConn (current), core faculty member of the Africana Studies Institute at UConn (current), Chief Executive Officer of the Cato T. Laurencin Institute for Regenerative Engineering (current), Editor-in-Chief of the Journal of Racial and Ethnic Health Disparities (current), and Founding Chair of the W. Montague Cobb/NMA Health Institute (past), which is dedicated to addressing health disparities.
•
Board Experience: MiMedx Group, Inc. (current).

Brian P. McKeon Director since: December 2020 Committee Membership: Compensation; Financial Operating (Chair) Public Company Finance EXECUTIVE
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The Board benefits from Mr. McKeon’s experience in finance, strategic planning, corporate development, and investor relations, and from his prior service on public company boards of directors, including as a member of audit and compensation committees.
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Mr. McKeon brings strong financial and management expertise as well as public company executive and board leadership experience.
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Mr. McKeon was appointed to the Board with the support of Elliott.
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Summary of Key Roles: Executive Vice President, Chief Financial Officer, and Treasurer of IDEXX Laboratories, Inc. (current), Executive Vice President and Chief Financial Officer of Iron Mountain Incorporated (past), Executive Vice President and Chief Financial Officer at the Timberland Company (past), and several finance and strategic planning roles at PepsiCo Inc., including Vice President, Finance at Pepsi-Cola, North America (past).
•
Board Experience: IDEXX Laboratories, Inc. (past) and athenahealth, Inc. (past).

RICHARD F. POPS Director since: September 2011 Leadership: Chairman and CEO Committee Membership: Financial Operating Industry Leader with PRACTICAL EXECUTIVE AND Operational Experience
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The Board benefits from Mr. Pops’ leadership experience, business judgment, extensive knowledge of the pharmaceutical industry and policy issues impacting healthcare today, including his industry leadership on FDA regulatory policy issues, including recent Prescription Drug User Fee Act reauthorizations.
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Mr. Pops brings in-depth scientific, operational and business knowledge of the Company, its therapeutic areas, and the complex healthcare systems within which the Company operates, derived from his management and leadership of Alkermes’ global day-to-day operations. His ongoing involvement as a board member of BIO and PhRMA brings to the organization extensive knowledge of the current state of the pharmaceutical industry and related policy issues.
•
Summary of Key Roles: Chairman and Chief Executive Officer of Alkermes (current), advisory board of Polaris Venture Partners (past) and member of the Harvard Medical School Board of Fellows (past).
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Board Experience: Neurocrine Biosciences, Inc., (current), the Biotechnology Innovation Organization (“BIO”) (current), and Pharmaceutical Research and Manufacturers of America (“PhRMA”) (current), Acceleron Pharma, Inc. (past), Epizyme, Inc. (past), National Health Council (past).

Christopher I. Wright, M.D., Ph.D. Director since: May 2022 Committee Membership: Nominating and Corporate Governance Extensive Clinical, GLOBAL Drug Development AND COMMERCIAL EXPERIENCE
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The Board benefits from Dr. Wright’s significant expertise in the field of neuroscience; extensive service in executive leadership positions at publicly traded companies overseeing global drug development functions across therapeutic areas, including regulatory affairs, clinical development and operations and pharmaceutical development; experience in securing regulatory approvals of new therapies; and background as a practicing neurologist.
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Dr. Wright brings nearly three decades of drug development, clinical and medical research experience in diseases of the central nervous system as a highly accomplished scientific and medical leader in the academic and biopharmaceutical communities.
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Summary of Key Roles: Chief Medical Officer and Head of Translational Research of Ring Therapeutics (current), Chief Medical Officer of AavantiBio, Inc. (past), Senior Vice President and Chief Medical Officer of Cyclerion Therapeutics, Inc. (past), Senior Vice President and Chief Development Officer at Ironwood Pharmaceuticals, Inc. (past), variety of medicines development and medical affairs roles at Axcella Health Inc. (past) and Vertex Pharmaceuticals Incorporated, including Senior Vice President of Global Medicines Development and Affairs at Vertex (past), Associate Professor of Neurology at Harvard Medical School (past), and board-certified practicing neurologist at Brigham and Women’s Hospital for 20 years (past).
•
Advisory Experience: Scientific Advisor for Cyclerion (current).

Under the Board’s leadership, the Company has significantly expanded and grown its commercial product portfolio, advanced its neuroscience and oncology development pipeline, optimized its cost structure, implemented meaningful governance changes, and actively managed its manufacturing and royalty business, securing a recent victory in the Company’s arbitration with Janssen and the reinstatement of a significant royalty stream. Alkermes has exciting momentum across the business and is well-positioned to continue executing on its strategic priorities for the benefit of shareholders and patients.

THE ALKERMES BOARD RECOMMENDS AGAINST ALL SARISSA NOMINEES

The three director candidates nominated by Sarissa would not bring additive skills to the Board. The Board arrived at this conclusion following an extensive, multi-year engagement with Sarissa that consisted of the following:

Extensive Interactions Between Sarissa and Alkermes Independent Directors and Management: Since Sarissa became a shareholder, Alkermes’ leadership and Board have participated in more than 30 calls, interviews, and meetings with Sarissa, including numerous engagements with independent members of the Board. For more than a year, engagements with Sarissa have been led by Lead Independent Director Nancy Wysenski, with a majority of Alkermes’ other independent directors participating in at least one or more of these engagements. In fact, Alkermes’ independent directors proactively offered meetings and also met with Sarissa every time Sarissa requested a meeting.

Appointment of a Sarissa Designee to the Board: In November 2021, Alkermes and Sarissa agreed to appoint Dr. Cato Laurencin to the Board as Sarissa’s designee. Dr. Laurencin has served on the Board’s Nominating and Corporate Governance Committee since early 2022. After receiving a second nomination notice from Sarissa in January 2022, the Company repeatedly offered to work with Sarissa to identify another mutually agreeable director candidate, but Sarissa declined. After receiving a third nomination notice from Sarissa in 2023, the independent directors again made multiple attempts to reach an amicable and constructive resolution and avoid a contested election, which were rejected by Sarissa.

Robust Evaluation and Interviews of the Sarissa Nominees: The Nominating and Corporate Governance Committee conducted individual interviews with each of the nominees advanced by Sarissa in 2023 – Alexander Denner, Ph.D., Founder and Chief Investment Officer of Sarissa; Patrice Bonfiglio, President of Sarissa; and Sarah Schlesinger, M.D., who serves on a number of boards alongside Sarissa principals. The Nominating and Corporate Governance Committee carefully considered their candidacies in light of the Board’s current composition and alignment with the Company’s business strategy and the best interests of the Company’s shareholders.

THE SARISSA NOMINEES WILL NOT BRING NEW OR ADDITIVE SKILLS TO THE CURRENT BOARD

Alexander J. Denner, PH.D. ꭓ

Skills and Experience are Redundant to the Current Refreshed Board; Issues of Judgment

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Dr. Denner has provided no clear rationale for why he should be added to the Board other than Sarissa being a shareholder.
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Brian McKeon, Emily Peterson Alva, Andy Wilson, Shane Cooke, and David Daglio have extensive financial and transactional expertise; David Daglio provides institutional investor and shareholder perspective.
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Shane Cooke, Richard Gaynor, M.D., and Richard Pops, among others, bring extensive healthcare industry and R&D expertise, including as public company directors.
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Unresolved Bioverativ litigation against Dr. Denner for breach of fiduciary duty as a public company director due to insider trading and against Sarissa for aiding and abetting such breach (which survived a motion to dismiss and is scheduled for trial in April 2024).

Sarah J. Schlesinger, M.D. ꭓ

Skills are Redundant to the Current Refreshed Board; Not Truly Independent of Sarissa

•
Recent Board additions Richard Gaynor, M.D., Cato Laurencin, M.D., Ph.D., and Christopher Wright, M.D., Ph.D. bring extensive medical expertise as well as strategic and operational R&D experience directly relevant to our therapeutic areas.
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8 of 11 directors have life sciences industry experience; 7 of 11 directors have scientific expertise and/or R&D experience; and 4 of 11 directors possess Doctor of Medicine degrees.
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Dr. Schlesinger has been nominated by Sarissa before and served on each of her four public company boards with at least one other Sarissa director, suggesting a lack of independence from Sarissa.

Patrice Bonfiglio ꭓ

Skills are Redundant to the Current Refreshed Board[3]; Limited Experience

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Ms. Bonfiglio has limited operational experience and minimal public company Board experience.
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11 of 11 directors have corporate strategy and/or business development experience; 7 of 11 directors have more finance/accounting experience; 11 of 11 directors have more public company board and/or management experience.

ALKERMES’ BOARD HAS THE EXPERTISE AND EXPERIENCE TO SUPPORT THE COMPANY AND ADVANCE ITS STRATEGY AND LONG-TERM VALUE CREATION

The Board is comprised of skilled and highly experienced directors who are actively engaged in oversight of the Company and the successful execution of its strategic priorities. The current directors possess significant experience and deep expertise in areas critical to the Company’s continued execution of its business strategy, including neuroscience experience; finance and/or transactional experience; commercial marketing and sales experience; medical/R&D experience; and global business experience. Moreover, the directors that Sarissa is seeking to replace (Richard Pops, Shane Cooke, and Dr. Richard Gaynor) possess a mix of broad-based medical, R&D, operational and strategic skills and experiences critical to the Company’s continued and successful execution of its business strategy and the creation of shareholder value.

Board Skills
		Neuroscience Experience	Financial and/or Transactional Expertise	Commercial Expertise	Medical Practitioner/ R&D Expertise	Global Business Experience
Current Nominees and Incumbent Directors	Emily Peterson Alva		✓			✓
	Shane M. Cooke	✓	✓	✓		✓
	David A. Daglio		✓			✓
	Richard B. Gaynor, M.D.	✓			✓	✓
	Cato T. Laurencin, M.D., Ph.D.		✓		✓
	Brian P. McKeon		✓			✓
	Richard F. Pops	✓	✓	✓		✓
	Nancy L. Snyderman, M.D.				✓
	Frank Anders Wilson		✓			✓
	Christopher Wright, M.D., Ph.D.	✓		✓	✓	✓
	Nancy J. Wysenski			✓		✓
Sarissa Nominees	Alex J. Denner, Ph.D.		✓
	Sarah J. Schlesinger, M.D.				✓
	Patrice Bonfiglio		✓

THE FACTS FOR ALKERMES’ SHAREHOLDERS ARE CLEAR, DESPITE MISLEADING CLAIMS FROM SARISSA

You may have received materials from Sarissa. These contain numerous inaccurate and misleading statements and mischaracterizations.

It’s important to know the facts about your vote. Consider the following:

•
Alkermes already has a strong investor and shareholder perspective represented on the Board. It also has four designees appointed with support of shareholders, including one director designated by Sarissa, one director designated by Elliott, and two directors appointed with the support of Elliott.
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Since the Company’s commitment in December 2020 to its Value Enhancement Plan and establishment of profitability targets, the Board and management have been focused on operational efficiency, disciplined and risk-adjusted capital allocation, and profitability, and have created significant shareholder value.
•
Alkermes has proven the success of its R&D capabilities with two recent approvals of internally developed products, LYBALVI® and VUMERITY®, and its advancement of nemvaleukin alfa into potential registrational studies and its orexin 2 receptor agonist candidate into phase 1 clinical studies.
•
Alkermes is unlocking value from its R&D success through multiple levers, including the ongoing commercialization of LYBALVI and VUMERITY, a product developed entirely by Alkermes and licensed to Biogen for commercialization. In 2022, LYBALVI and VUMERITY generated $649 million in net sales and $212 million in revenue to Alkermes. In addition, the Company is in the process of separating its oncology business, which is expected to be completed in the second half of 2023.
•
Alkermes has developed unique capabilities in the manufacture of products, such as ARISTADA INITIO®, ARISTADA®, and VIVITROL®, using its proprietary NanoCrystal®, LinkeRx® and microsphere technologies.

•
Alkermes’ sophisticated psychiatry commercial infrastructure and significant overlap in prescriber universe drives significant operating leverage, enabling Alkermes to maximize its prescriber marketing and sales efforts with the expenditure of fewer commercial resources.
•
Alkermes Board and management took action to realign the Company’s priorities, refine its strategic and operational focus, and effect certain governance changes before Sarissa even became a shareholder.

PLEASE VOTE USING THE COMPANY’S WHITE PROXY CARD TODAY

The Board has nominated seven director nominees for re-election to the Board at the Annual Meeting: Emily Peterson Alva, Shane M. Cooke, Richard B. Gaynor, M.D., Cato T. Laurencin, M.D., Ph.D., Brian P. McKeon, Richard F. Pops and Christopher I. Wright, M.D., Ph.D. The Board recommends that shareholders vote ‘FOR’ all seven of the Board’s director nominees using the WHITE proxy card. The Company’s definitive proxy statement and other important information and resources related to the Annual Meeting can be found at www.AlkermesValue.com.

There are three easy ways to vote:

BY INTERNET	BY TELEPHONE	BY MAIL
Visit the website shown on your WHITE proxy card	Dial the toll-free number shown on your WHITE proxy card (available 24/7)	Mark, date, sign and return the WHITE proxy card in the postage-paid envelope provided

If you inadvertently voted using Sarissa’s blue proxy card, you can change your vote by voting again using the Company’s WHITE proxy card. Alkermes urges you to discard any blue proxy card and other proxy materials you may receive from Sarissa and to only vote using the Company’s WHITE proxy card.

If you have any questions about how to vote your shares, or need assistance in voting, please contact the firm assisting Alkermes with the solicitation of proxies for the Annual Meeting:

Innisfree M&A Incorporated

Toll-Free at (877) 750-8334 (toll-free for those calling from the U.S. and Canada) or

+1 (412) 232-3651 (for those calling from outside the U.S. and Canada)

To learn more about Alkermes’ Board, business strategy, and strong recent performance, please visit www.AlkermesValue.com.

Alkermes looks forward to communicating with you further as the Annual Meeting approaches, and as always, appreciates your continued support.

Sincerely,

The Alkermes Board of Directors

About Alkermes plc

Alkermes plc is a fully-integrated, global biopharmaceutical company developing innovative medicines in the fields of neuroscience and oncology. The Company has a portfolio of proprietary commercial products focused on alcohol dependence, opioid dependence, schizophrenia and bipolar I disorder, and a pipeline of product candidates in development for neurological disorders and cancer. Headquartered in Dublin, Ireland, Alkermes has a research and development center in Waltham, Massachusetts; a research and manufacturing facility in Athlone, Ireland; and a manufacturing facility in Wilmington, Ohio. For more information, please visit Alkermes’ website at www.alkermes.com.

Forward-Looking Statements

Certain statements set forth in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, but not limited to, statements concerning the Company’s expectations concerning its future financial and operating performance, business plans or prospects, including its ability to execute on its strategy, create and deliver growth and shareholder value and achieve profitability; expectations regarding the timing and anticipated benefits of the planned separation of the Company’s oncology business; and the therapeutic and commercial potential of the Company’s products. The Company cautions that forward-looking statements are inherently uncertain. The forward-looking statements are neither promises nor guarantees and they are necessarily subject to a high degree of uncertainty and risk. Actual performance and results may differ materially from those expressed or implied in the forward-looking statements due to various risks and uncertainties, including that the Company may not ultimately separate its oncology business during 2023 or at all; the Company may not successfully execute its strategic priorities or be able to achieve long-term profitability or its profitability targets in a timely manner or at all; planned clinical development activities may not be completed on time or at all; the results of the Company’s development activities may not be positive, or predictive of final results from such activities, results of future development activities or real-world results; the FDA or regulatory authorities outside the U.S. may not agree with the Company’s regulatory approval strategies or components of the Company’s marketing applications; the FDA or regulatory authorities outside the U.S. may make adverse decisions regarding the Company’s products; the Company and its licensees may not be able to continue to successfully commercialize their products or support revenue growth from such products; the Company’s products may prove difficult to manufacture, be precluded from commercialization by the proprietary rights of third parties, or have unintended side effects, adverse reactions or incidents of misuse; and those risks and uncertainties described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended Dec. 31, 2022 and in subsequent filings made by the Company with the U.S. Securities and Exchange Commission (the “SEC”), which are available on the SEC’s website at www.sec.gov. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by law, the Company disclaims any intention or responsibility for updating or revising any forward-looking statements contained in this press release.

Important Additional Information and Where to Find It

The Company has filed its definitive proxy statement, accompanying WHITE proxy card and other relevant documents with the SEC in connection with the solicitation of proxies for the Annual Meeting. BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY AMENDMENTS AND SUPPLEMENTS THERETO, AND THE ACCOMPANYING WHITE PROXY CARD, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive proxy statement and other documents filed by the Company with the SEC free of charge from the SEC’s website at www.sec.gov. In addition, copies will be available at no charge by visiting the “Investors” section of the Company’s website at www.alkermes.com, as soon as reasonably practicable after such materials are filed with, or furnished to, the SEC.

Contacts:

For Investors: Sandy Coombs, +1 781 609 6377

For Media: Katie Joyce, +1 781 249 8927

Or

FGS Global

Chris Kittredge / Zachary Tramonti

alkermes@fgsglobal.com

[1] Peers include: Acadia Pharmaceuticals Inc., Alnylam Pharmaceuticals, Inc., Blueprint Medicines Corporation, Emergent BioSolutions Inc., Exelixis, Inc., Incyte Corporation, Ionis Pharmaceuticals, Inc., Ironwood Pharmaceuticals, Inc., Jazz Pharmaceuticals plc, Neurocrine Biosciences, Inc., PTC Therapeutics, Inc., Sage Therapeutics, Inc., Sarepta Therapeutics, Inc., Ultragenyx Pharmaceutical Inc., United Therapeutics Corporation.

[2] Share prices from 12/9/2020, the last trading day before Alkermes announced its Value Enhancement Plan, through 2/3/2023, the last trading day prior to Sarissa’s Schedule 13D/A disclosing its notice of director nominations.

[3] Peers include: Acadia Pharmaceuticals Inc., Alnylam Pharmaceuticals, Inc., Blueprint Medicines Corporation, Emergent BioSolutions Inc., Exelixis, Inc., Incyte Corporation, Ionis Pharmaceuticals, Inc., Ironwood Pharmaceuticals, Inc., Jazz Pharmaceuticals plc, Neurocrine Biosciences, Inc., PTC Therapeutics, Inc., Sage Therapeutics, Inc., Sarepta Therapeutics, Inc., Ultragenyx Pharmaceutical Inc., United Therapeutics Corporation.

[4] Share prices from 12/9/2020, the last trading day before Alkermes announced its Value Enhancement Plan, through 2/3/2023, the last trading day prior to Sarissa’s Schedule 13D/A disclosing its notice of director nominations.